UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22114
Name of Registrant:	Vanguard Montgomery Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code:	(610) 669-1000
Date of fiscal year end: December 31
Date of reporting period: January 1, 2014 – June 30, 2014
Item 1: Reports to Shareholders

Semiannual Report | June 30, 2014

Vanguard Market Neutral Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	6
Fund Profile.	8
Performance Summary.	10
Financial Statements.	11
About Your Fund’s Expenses.	25
Trustees Approve Advisory Arrangement.	27
Glossary.	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: The ship’s wheel represents leadership and guidance, essential qualities in navigating difficult seas.
This one is a replica based on an 18th-century British vessel. The HMSVanguard, another ship of that era, served as the flagship for British Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended June 30, 2014
Total
Returns
Vanguard Market Neutral Fund
Investor Shares	2.81%
Institutional Shares	2.92
Citigroup Three-Month U.S. Treasury Bill Index	0.00
Equity Market Neutral Funds Average	0.60
Equity Market Neutral Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.

Your Fund’s Performance at a Glance
December 31, 2013, Through June 30, 2014
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Market Neutral Fund
Investor Shares	$11.03	$11.34	$0.000	$0.000
Institutional Shares	10.97	11.29	0.000	0.000

Chairman’s Letter

Dear Shareholder,

Helped by a diverse collection of holdings from airlines to food companies, Vanguard Market Neutral Fund outpaced its comparative standards for the first half of 2014.

The fund’s Investor Shares returned 2.81% for the six months ended June 30; Institutional Shares returned 2.92%. The fund’s benchmark, the Citigroup Three-Month U.S. Treasury Bill Index, returned 0.00%, and its peer funds, on average, returned 0.60%.

Returns for the broad U.S. stock market were strong, with major indexes finishing near record highs. Investors looked beyond challenges, among them conflict in the Middle East that contributed to a rise in oil prices. Instead, they focused on positives including lower unemployment, strong corporate earnings, a wave of mergers and acquisitions, and continued low borrowing costs.

During a broad stock market rally, the Market Neutral Fund’s results wouldn’t be expected to keep pace. The fund’s objective isn’t to outperform the equity market, but rather to be neutral to market conditions and produce results that exceed the returns of three-month Treasury bills.

After starting the half year slowly, stocks pushed higher
U.S. stocks declined in January but went on to advance in each of the next five months. For the half year, the broad U.S. stock market returned about 7%. Stocks were notably resilient, surging ahead after dips sparked by turmoil in Iraq and conflict in Ukraine.

Citing the U.S. economy’s progress, the Federal Reserve has steadily trimmed its stimulative monthly bond-buying since January. At the same time, investors have been reassured by the Fed’s decision to keep interest rates low for an extended period.

International stocks overall returned nearly 6%. Emerging markets stocks, which have rebounded sharply in recent months, were the top performers, followed by stocks of developed markets in Europe and then those in the Pacific region.

The period was strong for bonds as yields dropped and prices rose
Bond prices spent most of the six months regaining the ground they lost in 2013. Over the period, the broad U.S. taxable bond market returned 3.93%. The yield of the benchmark 10-year Treasury note ended June at 2.54%, down from almost 3% on December 31. (Bond prices and yields move in opposite directions.)

Market Barometer

			Total Returns
		Periods Ended June 30, 2014
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	7.27%	25.35%	19.25%
Russell 2000 Index (Small-caps)	3.19	23.64	20.21
Russell 3000 Index (Broad U.S. market)	6.94	25.22	19.33
FTSE All-World ex US Index (International)	5.75	21.93	11.40

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	3.93%	4.37%	4.85%
Barclays Municipal Bond Index (Broad tax-exempt market)	6.00	6.14	5.81
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.04	0.07

CPI
Consumer Price Index	2.27%	2.07%	2.02%

Municipal bonds returned 6.00% amid support from the broad bond market rally, investors’ greater appetite for tax-exempt income, and a decline in the pool of new issues.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 5.59%. In June, the European Central Bank made the unprecedented move of lowering a key interest rate below zero, to –0.10%, in an effort to avert deflation and induce banks to lend and thus fuel economic growth.

Although the period was strong worldwide for bonds, it’s worth remembering that the current low yields imply lower future returns: As yields drop, the scope for further declines—and increases in prices—diminishes.

Returns remained tiny for money market funds and savings account returns because of the Fed’s target of 0%–0.25% for short-term interest rates.

The fund notched successes on both sides of the ledger
Your fund seeks to achieve market neutrality by holding both “long” and “short” portfolios of approximately equal value. In a sense, these portfolios are mirror images of each other, with similar weightings in each of the ten industry sectors the fund encompasses.

Short-selling is a technique that aims to profit from a decline in a stock’s price; it’s the opposite of the more familiar long approach, in which investors buy stocks whose value they believe will rise. Investors don’t own the stock they’re shorting. Instead, they borrow shares of the stock and sell them, in hopes of returning them at a lower price.

Combining short investments with offsetting long investments can enhance the diversification of a portfolio by providing returns that aren’t closely correlated with the moves of the broad stock market. That, of course, is the goal of the Market Neutral Fund, whose overall performance reflects the net results of its short and long positions.

Extensive use of short-selling makes the Market Neutral Fund different from traditional mutual funds. Given the fund’s distinctive characteristics, investors should carefully evaluate its appropriateness for their specific situations. The fund can play a role as a small portion of a large, already well-diversified portfolio.

Your fund’s advisor—Vanguard Equity Investment Group, through its Quantitative Equity Group—uses sophisticated computer models in making both its long and short stock selections. Over the six months, the advisor had success on both sides of the ledger.

Long positions in the stocks of airlines did especially well. Airlines have benefited from industry consolidation that has allowed carriers to raise prices at a time when demand seems to be picking up. Investments in food companies and defense contractors also fared well.

On the short side, the fund benefited from declines in the shares of a range of companies that depend on consumer spending, from makers of cosmetics to restaurants. Consumer spending was weak in the first quarter, an apparent result of the harsh winter in much of the country.

The fund had disappointing results with its short positions in the shares of mining companies and utilities.

For more about the advisor’s strategy and the fund’s positioning during the six months, please see the Advisor’s Report that follows this letter.

Don’t let complacency set your portfolio adrift
At Vanguard, we often warn investors against letting their emotions become entangled with their investments. When the financial markets are in turmoil, for example, we’ll caution investors not to let fear lead to rash decisions. But complacency can also stand in the way of achieving your financial goals. And lately, conditions have been ripe for complacency.

Volatility, a hallmark of stock investing, seems to have vanished for the moment, and returns have been robust. In the more than five years since its March 2009 bottom, the broad U.S. stock market, as measured by the Russell 3000 Index, has produced average annual returns of about 26%. That’s more than double the market’s historical average annual return. And in recent weeks, several indexes have reached record highs.

The investment winds don’t always blow so favorably, of course. While the smooth sailing lasts, however, it creates risks of its own: In such a calm climate, it can be easy to lose sight of fundamentals, especially the importance of rebalancing. Without rebalancing—periodically adjusting your asset allocation so that it stays in line with your goals and risk tolerance—you can end up with a portfolio that’s very different from, and potentially riskier than, the one you intended to have.

Whether the market’s moving up, down, or sideways, we always encourage our clients to stay focused on four keys to Vanguard’s timeless principles for investment success: goals, balance, cost, and discipline. (You can read more about our principles in Vanguard’s Principles for Investment Success, available at vanguard.com/ research.)

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
July 21, 2014

Advisor’s Report

For the six months ended June 30, 2014, U.S. equities continued their march upward from very strong 2013 results. The broad U.S. equity market rose 6.94%, large-capitalization stocks bested smaller-cap equities by about 4 percentage points, and value-oriented companies surpassed their growth counterparts by about 2 percentage points. The U.S. equity market generally outpaced international markets, and emerging-market returns outpaced those of developed markets.

Performance within the U.S. market was broad-based as all ten industry sectors generated positive returns. Results were best in utilities, energy, and health care. Consumer discretionary stocks, though they advanced, were the laggards. Within this global environment, the Market Neutral Fund returned 2.81% for Investor Shares. We believe it is important to remind investors that the fund’s strategy is not to outperform the equity market, but rather to be neutral to market conditions and produce results that exceed those of three-month U.S. Treasury bills.

The U.S. equity market, after falling more than 3% in January, rose for five straight months as central banks maintained their accommodative policies and as volatility decreased across financial markets. In mid-June, the Chicago Board Options Exchange Volatility Index (VIX) registered its lowest level (10.61) in seven years. Real estate and labor markets continued to recover slowly but consistently. Although first-quarter gross domestic product was hampered by a difficult winter, growth expectations for the rest of 2014 and beyond are in the range of 2% to 3%. Lastly, bond credit spreads have decreased to a level not seen since 2006, an indicator of risk-taking and optimism that can drive equity markets higher.

Although it’s important to understand how these macroeconomic factors affect overall portfolio performance, our approach to investing focuses on specific stock fundamentals. We seek to compare all stocks in our investment universe within industry groups to identify those with characteristics that we believe will outperform over the long run. To do this, we use a strict quantitative process that concentrates on a combination of valuation and other factors focused on fundamental growth. Using the results of our model, we then construct our portfolio, aiming to maximize expected return by overweighting our most attractively ranked stocks and shorting the most unattractive ones, dollar for dollar. Importantly, we also minimize exposure to risks relative to our benchmark that our research indicates do not improve returns, such as market capitalization and industry representation.

For the six months, our analysis shows that our stock selection model was effective, with four of its five signals producing positive performance. The valuation model was the strongest contributor, followed by growth; the sentiment signal slightly detracted.

Our model’s results across sectors was effective, as we produced positive stock selection results in seven of the ten sectors, led by industrials and consumer staples. Selections in materials and utilities detracted the most from performance.

Long positions in Trinity Industries and Delta Air Lines and a short position in UTi Worldwide led the results in industrials. In consumer staples, long positions in Keurig Green Mountain and Pilgrim’s Pride and a short position in Elizabeth Arden drove results. Short positions in Royal Gold and Flotek Industries, both in materials, and in Dynegy and Integrys Energy Group, both in utilities, declined the most within those sectors.

We thank you for your investment and look forward to the second half of the fiscal year.

James D. Troyer, CFA, Principal,
Portfolio Manager

James P. Stetler, Principal,
Portfolio Manager

Michael R. Roach, CFA, Portfolio Manager

Vanguard Equity Investment Group

July 25, 2014

Market Neutral Fund

Fund Profile
As of June 30, 2014

Share-Class Characteristics
	Investor	Institutional
	Shares	Shares
Ticker Symbol	VMNFX	VMNIX
Total Expense Ratio[1]	1.60%	1.50%
Management Expenses	0.19%	0.09%
Dividend Expenses on
Securities Sold Short[2]	1.18%	1.18%
Borrowing Expenses on
Securities Sold Short[2]	0.14%	0.14%
Other Expenses	0.09%	0.09%

Portfolio Characteristics
	Long	Short
	Portfolio	Portfolio
Number of Stocks	258	246
Median Market Cap	$4.4B	$5.2B
Price/Earnings Ratio	18.8x	42.7x
Price/Book Ratio	2.7x	2.6x
Return on Equity	14.1%	13.8%
Earnings Growth
Rate	17.2%	9.9%
Foreign Holdings	1.8%	2.6%

Fund Characteristics

Turnover Rate (Annualized)	73%
Short-Term Reserves	6.7%

Volatility Measures
	Citigroup	DJ
	Three-Month	U.S. Total
	U.S. Treasury	Market
	Bill Index	FA Index
R-Squared	0.01	0.12
Beta	-23.67	0.10
These measures show the degree and timing of the fund’s fluctuations compared with the index over 36 months.

Sector Diversification (% of equity exposure)
	Long	Short
	Portfolio	Portfolio
Consumer Discretionary	15.7%	15.3%
Consumer Staples	5.5	4.9
Energy	6.6	6.2
Financials	13.8	14.9
Health Care	9.4	9.8
Industrials	17.4	18.2
Information Technology	19.5	19.4
Materials	7.0	7.1
Telecommunication Services	0.8	0.5
Utilities	4.3	3.7

1 The total expense ratios shown are from the prospectus dated April 25, 2014, and represent estimated costs for the current fiscal year. For the six months ended June 30, 2014, the annualized total expense ratios were 1.74% for Investor Shares and 1.64% for Institutional Shares.
2 In connection with a short sale, the fund may receive income or be charged a fee based on the market value of the borrowed stock. When a cash dividend is declared on a stock the fund has sold short, the fund is required to pay an amount equal to that dividend to the party from which the fund borrowed the stock and to record the payment of the dividend as an expense.

Market Neutral Fund

Ten Largest Holdings[1] (% of total net assets)
Long Portfolio
Best Buy Co. Inc.	Computer &
	Electronics Retail	0.5%
SM Energy Co.	Oil & Gas Exploration
	& Production	0.5
Matador Resources Co.	Oil & Gas Exploration
	& Production	0.5
Clayton Williams Energy	Oil & Gas Exploration
Inc.	& Production	0.5
Trinity Industries Inc.	Construction
	Machinery & Heavy
	Trucks	0.5
Popular Inc.	Regional Banks	0.5
Quintiles Transnational	Life Sciences Tools &
Holdings Inc.	Services	0.5
Kosmos Energy Ltd.	Oil & Gas Exploration
	& Production	0.5
Barnes & Noble Inc.	Specialty Stores	0.5
Netflix Inc.	Internet Retail	0.5
Top Ten		5.0%

Ten Largest Holdings[1] (% of total net assets)
Short Portfolio

ServiceNow Inc.	Systems Software	0.5%
Palo Alto Networks Inc.	Communications
	Equipment	0.5
Pacira Pharmaceuticals
Inc.	Pharmaceuticals	0.5
Medidata Solutions Inc.	Health Care
	Technology	0.5
Williams Cos. Inc.	Oil & Gas Storage &
	Transportation	0.5
Stratasys Ltd.	Electronic
	Equipment &
	Instruments	0.5
Allegheny Technologies
Inc.	Steel	0.5
Community Health	Health Care
Systems Inc.	Facilities	0.5
XPO Logistics Inc.	Air Freight &
	Logistics	0.5
IHS Inc. Class A	Research &
	Consulting Services	0.5
Top Ten		5.0%

1 The holdings listed exclude any temporary cash investments and equity index products.

Market Neutral Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 31, 2003, Through June 30, 2014

Note: For 2014, performance data reflect the six months ended June 30, 2014.

Average Annual Total Returns: Periods Ended June 30, 2014

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	11/11/1998	6.68%	2.79%	2.78%
Institutional Shares	10/19/1998	6.81	2.89	2.94

See Financial Highlights for dividend and capital gains information.

Market Neutral Fund

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks—Long Positions (97.3%)
Consumer Discretionary (15.3%)
†	Best Buy Co. Inc.	43,200	1,340
* †	Barnes & Noble Inc.	56,100	1,278
* †	Netflix Inc.	2,900	1,278
†	Brown Shoe Co. Inc.	43,600	1,247
*	Live Nation
	Entertainment Inc.	48,300	1,192
†	Hanesbrands Inc.	12,100	1,191
* †	Marriott Vacations
	Worldwide Corp.	20,200	1,184
*	Visteon Corp.	12,200	1,184
* †	O’Reilly Automotive Inc.	7,800	1,175
†	Columbia Sportswear Co.	14,100	1,165
*	Skechers U.S.A. Inc.
	Class A	25,400	1,161
†	Cablevision Systems Corp.
	Class A	64,600	1,140
†	Macy’s Inc.	19,500	1,131
†	Jack in the Box Inc.	18,900	1,131
* †	Murphy USA Inc.	23,100	1,129
	Home Depot Inc.	13,900	1,125
* †	Outerwall Inc.	18,950	1,125
†	GameStop Corp. Class A	27,200	1,101
†	Domino’s Pizza Inc.	15,050	1,100
†	Brinker International Inc.	21,300	1,036
* †	Starz	34,700	1,034
†	Wynn Resorts Ltd.	4,700	976
	Whirlpool Corp.	6,800	947
†	Tupperware Brands Corp.	10,700	896
†	PetSmart Inc.	14,900	891
†	Cracker Barrel Old
	Country Store Inc.	8,300	826
†	Sturm Ruger & Co. Inc.	13,800	814
†	Gap Inc.	18,900	786
†	Dillard’s Inc. Class A	6,670	778
*	Federal-Mogul
	Holdings Corp.	37,800	765
†	Buckle Inc.	16,800	745
†	Staples Inc.	63,600	689

			Market
			Value
		Shares	($000)
	Marriott International Inc.
	Class A	10,500	673
	CBS Corp. Class B	10,700	665
†	Viacom Inc. Class B	7,550	655
†	TJX Cos. Inc.	11,100	590
†	Dana Holding Corp.	21,980	537
	Thor Industries Inc.	6,155	350
	AMC Entertainment
	Holdings Inc.	9,800	244
			37,274
Consumer Staples (5.4%)
†	Herbalife Ltd.	19,600	1,265
†	Keurig Green Mountain Inc.	10,100	1,258
†	Tyson Foods Inc. Class A	32,700	1,227
†	Sanderson Farms Inc.	12,600	1,225
* †	Pilgrim’s Pride Corp.	44,100	1,207
†	Kroger Co.	24,100	1,191
†	Andersons Inc.	22,450	1,158
	Kimberly-Clark Corp.	10,000	1,112
* †	Rite Aid Corp.	145,900	1,046
	Dr Pepper Snapple
	Group Inc.	11,300	662
	Archer-Daniels-Midland Co.	11,100	490
	Kraft Foods Group Inc.	8,000	480
*	WhiteWave Foods Co.
	Class A	11,972	387
*	Sprouts Farmers
	Market Inc.	11,300	370
			13,078
Energy (6.4%)
†	SM Energy Co.	15,800	1,329
* †	Matador Resources Co.	45,200	1,323
* †	Clayton Williams Energy Inc.	9,600	1,319
* †	Kosmos Energy Ltd.	114,100	1,281
†	Exterran Holdings Inc.	27,900	1,255
†	ConocoPhillips	14,600	1,252
	Chesapeake Energy Corp.	40,000	1,243
†	Helmerich & Payne Inc.	10,600	1,231
†	Green Plains Inc.	35,700	1,173
	Valero Energy Corp.	19,800	992

Market Neutral Fund

			Market
			Value
		Shares	($000)
*	SEACOR Holdings Inc.	11,800	971
†	Hess Corp.	8,500	841
	RPC Inc.	32,500	763
†	Western Refining Inc.	19,680	739
			15,712
Financials (13.5%)
* †	Popular Inc.	37,900	1,295
†	International Bancshares
	Corp.	46,800	1,264
	Fidelity & Guaranty Life	52,400	1,254
†	Nelnet Inc. Class A	29,600	1,226
* †	KCG Holdings Inc. Class A	102,800	1,221
†	Voya Financial Inc.	33,100	1,203
†	Montpelier Re Holdings Ltd.	37,600	1,201
	RenaissanceRe Holdings Ltd.	11,200	1,198
†	KeyCorp	83,100	1,191
	AmTrust Financial
	Services Inc.	27,500	1,150
†	Everest Re Group Ltd.	7,100	1,140
†	Ameriprise Financial Inc.	9,300	1,116
†	PrivateBancorp Inc.	37,800	1,099
†	Unum Group	31,400	1,092
	Lincoln National Corp.	21,100	1,085
* †	Western Alliance Bancorp	43,800	1,042
* †	Portfolio Recovery
	Associates Inc.	16,100	958
	Aspen Insurance
	Holdings Ltd.	20,600	936
†	Washington Federal Inc.	40,600	911
	Comerica Inc.	17,500	878
†	Regions Financial Corp.	81,700	868
†	Platinum Underwriters
	Holdings Ltd.	13,200	856
	Huntington Bancshares Inc.	87,400	834
†	Torchmark Corp.	10,100	827
	Astoria Financial Corp.	61,300	825
* †	Credit Acceptance Corp.	6,684	823
	StanCorp Financial Group Inc.	12,800	819
*	World Acceptance Corp.	10,650	809
	Assurant Inc.	10,500	688
	Travelers Cos. Inc.	7,100	668
	Lazard Ltd. Class A	9,300	480
	XL Group plc Class A	14,100	461
	Cathay General Bancorp	17,000	435
	American Express Co.	3,900	370
†	Goldman Sachs Group Inc.	2,200	368
	FBL Financial Group Inc.
	Class A	5,700	262
			32,853
Health Care (9.1%)
* †	Quintiles Transnational
	Holdings Inc.	24,100	1,284
* †	Centene Corp.	16,800	1,270
†	WellPoint Inc.	11,000	1,184
* †	Charles River Laboratories
	International Inc.	22,100	1,183

			Market
			Value
		Shares	($000)
* †	PAREXEL International
	Corp.	21,400	1,131
†	AbbVie Inc.	20,000	1,129
* †	Mylan Inc.	21,800	1,124
†	Select Medical Holdings
	Corp.	71,200	1,111
	Kindred Healthcare Inc.	44,400	1,026
*	CorVel Corp.	22,300	1,008
†	Eli Lilly & Co.	15,400	957
* †	Endo International plc	13,500	945
†	Chemed Corp.	9,600	900
* †	HCA Holdings Inc.	15,355	866
	Omnicare Inc.	13,000	865
* †	Bruker Corp.	34,900	847
*	Boston Scientific Corp.	64,800	827
*	Covance Inc.	9,300	796
*	MedAssets Inc.	31,100	710
* †	CareFusion Corp.	15,800	701
†	ResMed Inc.	12,800	648
*	VCA Inc.	14,800	519
*	Myriad Genetics Inc.	9,600	374
†	West Pharmaceutical
	Services Inc.	7,400	312
* †	Isis Pharmaceuticals Inc.	7,000	241
	CR Bard Inc.	1,600	229
			22,187
Industrials (16.9%)
†	Trinity Industries Inc.	29,840	1,305
†	Pitney Bowes Inc.	45,500	1,257
* †	Greenbrier Cos. Inc.	21,800	1,256
	AAON Inc.	37,000	1,240
*	Avis Budget Group Inc.	20,700	1,236
	SPX Corp.	11,300	1,223
†	Manpowergroup Inc.	14,300	1,213
†	Southwest Airlines Co.	44,800	1,203
* †	Spirit AeroSystems
	Holdings Inc. Class A	35,700	1,203
†	AMERCO	4,100	1,192
†	Deluxe Corp.	20,200	1,183
†	Alaska Air Group Inc.	12,410	1,180
	Copa Holdings SA Class A	8,200	1,169
* †	H&E Equipment
	Services Inc.	31,700	1,152
* †	United Rentals Inc.	10,900	1,141
†	CIRCOR International Inc.	14,800	1,141
	Hyster-Yale Materials
	Handling Inc.	12,500	1,107
†	Oshkosh Corp.	19,900	1,105
†	Northrop Grumman Corp.	9,230	1,104
†	Delta Air Lines Inc.	28,100	1,088
†	Steelcase Inc. Class A	69,000	1,044
†	Huntington Ingalls
	Industries Inc.	10,883	1,029
	ArcBest Corp.	22,800	992
	West Corp.	34,300	919
	Lennox International Inc.	10,020	897

Market Neutral Fund

			Market
			Value
		Shares	($000)
*	Nortek Inc.	9,800	880
*	JetBlue Airways Corp.	79,200	859
†	Raytheon Co.	9,100	839
†	Lockheed Martin Corp.	5,200	836
†	UniFirst Corp.	7,800	827
†	Masco Corp.	37,200	826
*	Spirit Airlines Inc.	12,800	809
†	Towers Watson & Co.
	Class A	7,700	803
†	Cintas Corp.	11,800	750
*	AECOM Technology Corp.	21,700	699
†	ITT Corp.	13,700	659
	Boeing Co.	5,000	636
	AAR Corp.	21,800	601
*	Swift Transportation Co.	18,700	472
	Barnes Group Inc.	12,200	470
†	Union Pacific Corp.	4,300	429
†	Manitowoc Co. Inc.	12,900	424
†	Terex Corp.	8,900	366
†	RR Donnelley & Sons Co.	18,000	305
†	Allegion plc	4,033	229
			41,298
Information Technology (19.0%)
* †	Take-Two Interactive
	Software Inc.	56,900	1,266
* †	Aspen Technology Inc.	27,100	1,257
* †	Manhattan Associates Inc.	36,400	1,253
†	CDW Corp.	39,200	1,250
†	Western Digital Corp.	13,150	1,214
*	Super Micro Computer Inc.	47,700	1,205
*	Electronic Arts Inc.	33,100	1,187
	Lexmark International Inc.
	Class A	24,500	1,180
†	Heartland Payment
	Systems Inc.	28,500	1,175
* †	Freescale
	Semiconductor Ltd.	49,810	1,171
* †	AVG Technologies NV	58,100	1,170
* †	Advanced Micro
	Devices Inc.	278,930	1,169
* †	SYNNEX Corp.	16,006	1,166
* †	Ciena Corp.	53,700	1,163
* †	RF Micro Devices Inc.	121,000	1,160
†	Computer Sciences Corp.	18,300	1,157
*	iGATE Corp.	31,500	1,146
†	Anixter International Inc.	11,400	1,141
†	Booz Allen Hamilton
	Holding Corp. Class A	52,600	1,117
†	Broadridge Financial
	Solutions Inc.	26,800	1,116
	DST Systems Inc.	11,900	1,097
* †	Rambus Inc.	75,300	1,077
* †	Ubiquiti Networks Inc.	23,400	1,057
*	Benchmark Electronics Inc.	40,400	1,029
†	Brocade Communications
	Systems Inc.	110,100	1,013

			Market
			Value
		Shares	($000)
* †	PTC Inc.	25,500	989
* †	Tech Data Corp.	15,700	982
*	SunPower Corp. Class A	23,900	979
†	MAXIMUS Inc.	22,500	968
*	Blackhawk Network
	Holdings Inc.	33,600	948
*	Alliance Data Systems Corp.	3,300	928
* †	Gartner Inc.	12,500	882
†	Symantec Corp.	36,500	836
†	Jack Henry & Associates Inc.	13,900	826
*	OmniVision Technologies Inc.	36,400	800
†	Avnet Inc.	17,600	780
*	TeleTech Holdings Inc.	26,900	780
* †	Micron Technology Inc.	19,100	629
*	comScore Inc.	17,300	614
	Cypress Semiconductor
	Corp.	52,000	567
*	ON Semiconductor Corp.	60,500	553
*	CommScope Holding
	Co. Inc.	23,900	553
*	Cirrus Logic Inc.	23,700	539
*	Unisys Corp.	19,900	492
	IAC/InterActiveCorp	6,500	450
* †	CACI International Inc.
	Class A	6,300	442
*	Ingram Micro Inc.	14,700	429
*	Acxiom Corp.	17,800	386
* †	Electronics For Imaging Inc.	5,600	253
*	Genpact Ltd.	13,100	230
	Marvell Technology
	Group Ltd.	15,200	218
†	Accenture plc Class A	2,500	202
			46,191
Materials (6.8%)
*	Stillwater Mining Co.	71,800	1,260
†	PPG Industries Inc.	5,951	1,251
†	Westlake Chemical Corp.	14,560	1,220
	Cytec Industries Inc.	11,500	1,212
†	LyondellBasell Industries
	NV Class A	11,900	1,162
	CF Industries Holdings Inc.	4,700	1,130
* †	Berry Plastics Group Inc.	43,800	1,130
	Scotts Miracle-Gro Co.
	Class A	16,800	955
*	Graphic Packaging
	Holding Co.	81,200	950
†	NewMarket Corp.	2,400	941
	Sealed Air Corp.	27,300	933
	Avery Dennison Corp.	17,600	902
	Minerals Technologies Inc.	13,050	856
*	Ferro Corp.	67,900	853
	Sherwin-Williams Co.	2,300	476
*	Owens-Illinois Inc.	13,700	475
	Olin Corp.	16,600	447
†	Packaging Corp. of America	5,000	357
			16,510

Market Neutral Fund

			Market
			Value
		Shares	($000)
Telecommunication Services (0.8%)
*	Level 3 Communications Inc.	27,800	1,221
†	Verizon Communications Inc.	9,300	455
	Atlantic Tele-Network Inc.	4,800	278
			1,954
Utilities (4.1%)
	Vectren Corp.	29,800	1,266
†	Edison International	21,400	1,244
	New Jersey Resources Corp.	21,400	1,223
	Entergy Corp.	14,500	1,190
	Ameren Corp.	27,700	1,132
†	Pinnacle West Capital Corp.	15,900	920
	Empire District Electric Co.	30,700	788
†	Portland General Electric Co.	22,300	773
	Otter Tail Corp.	22,500	682
†	UGI Corp.	13,200	667
	Great Plains Energy Inc.	8,300	223
			10,108
Total Common Stocks—
Long Positions (Cost $182,553)			237,165
Common Stocks Sold Short (-97.5%)
Consumer Discretionary (-14.9%)
*	Office Depot Inc.	(222,800)	(1,268)
	Abercrombie & Fitch Co.	(28,800)	(1,246)
*	Tempur Sealy
	International Inc.	(20,500)	(1,224)
*	DreamWorks Animation
	SKG Inc. Class A	(52,400)	(1,219)
*	Groupon Inc. Class A	(183,900)	(1,217)
	International Game
	Technology	(76,400)	(1,216)
	Family Dollar Stores Inc.	(18,300)	(1,210)
*	AMC Networks Inc. Class A	(19,400)	(1,193)
*	Select Comfort Corp.	(56,700)	(1,171)
*	Loral Space &
	Communications Inc.	(16,100)	(1,170)
	General Motors Co.	(32,200)	(1,169)
*	HomeAway Inc.	(33,500)	(1,167)
*	BJ’s Restaurants Inc.	(33,300)	(1,163)
*	Ascent Capital Group Inc.
	Class A	(17,600)	(1,162)
	DR Horton Inc.	(47,000)	(1,155)
	American Eagle
	Outfitters Inc.	(101,300)	(1,137)
	Rent-A-Center Inc.	(37,400)	(1,073)
	PVH Corp.	(9,100)	(1,061)
*	American Axle &
	Manufacturing
	Holdings Inc.	(54,700)	(1,033)
	Churchill Downs Inc.	(10,800)	(973)
*	Toll Brothers Inc.	(26,200)	(967)
	Harley-Davidson Inc.	(13,600)	(950)
	Signet Jewelers Ltd.	(8,400)	(929)
*	Vitamin Shoppe Inc.	(21,300)	(916)

			Market
			Value
		Shares	($000)
	Darden Restaurants Inc.	(19,800)	(916)
*	Panera Bread Co. Class A	(6,100)	(914)
*	Amazon.com Inc.	(2,700)	(877)
*	LKQ Corp.	(31,000)	(827)
*	Chipotle Mexican Grill Inc.
	Class A	(1,070)	(634)
*	Ulta Salon Cosmetics
	& Fragrance Inc.	(6,850)	(626)
	Yum! Brands Inc.	(7,400)	(601)
	Coach Inc.	(17,400)	(595)
	Dick’s Sporting Goods Inc.	(11,800)	(549)
*	TripAdvisor Inc.	(4,900)	(532)
*	Discovery
	Communications Inc.
	Class A	(7,000)	(520)
	Gannett Co. Inc.	(11,500)	(360)
*	Liberty Media Corp. Class A	(2,300)	(314)
*	Liberty Global plc Class A	(7,100)	(314)
*	CarMax Inc.	(5,271)	(274)
*	Sally Beauty Holdings Inc.	(10,900)	(273)
	Scripps Networks
	Interactive Inc. Class A	(3,200)	(260)
			(36,375)
Consumer Staples (-4.8%)
*	Post Holdings Inc.	(24,600)	(1,252)
	Coty Inc. Class A	(72,100)	(1,235)
*	Darling Ingredients Inc.	(56,800)	(1,187)
*	Fresh Market Inc.	(35,400)	(1,185)
	B&G Foods Inc.	(34,100)	(1,115)
	Estee Lauder Cos. Inc.
	Class A	(14,200)	(1,054)
	Sysco Corp.	(28,050)	(1,050)
	Philip Morris
	International Inc.	(11,100)	(936)
	Flowers Foods Inc.	(44,055)	(929)
*	Elizabeth Arden Inc.	(42,700)	(915)
	Coca-Cola Co.	(7,100)	(301)
	Costco Wholesale Corp.	(2,300)	(265)
	Whole Foods Market Inc.	(5,100)	(197)
			(11,621)
Energy (-6.1%)
	Williams Cos. Inc.	(22,500)	(1,310)
*	Cheniere Energy Inc.	(17,700)	(1,269)
	SemGroup Corp. Class A	(15,600)	(1,230)
*	Dresser-Rand Group Inc.	(19,100)	(1,217)
	CONSOL Energy Inc.	(26,400)	(1,216)
	Energen Corp.	(13,600)	(1,209)
*	Cobalt International
	Energy Inc.	(63,100)	(1,158)
*	Antero Resources Corp.	(17,000)	(1,116)
	Spectra Energy Corp.	(24,400)	(1,037)
*	Gulfport Energy Corp.	(16,500)	(1,035)
	Rowan Cos. plc Class A	(24,250)	(774)
	National Oilwell Varco Inc.	(8,800)	(725)
*	Cameron International Corp.	(9,100)	(616)

Market Neutral Fund

			Market
			Value
		Shares	($000)
*	Concho Resources Inc.	(4,200)	(607)
*	Rosetta Resources Inc.	(4,500)	(247)
			(14,766)
Financials (-14.5%)
*	Virtus Investment
	Partners Inc.	(6,000)	(1,271)
	Prudential Financial Inc.	(13,700)	(1,216)
	M&T Bank Corp.	(9,800)	(1,216)
	Cincinnati Financial Corp.	(25,300)	(1,215)
*	Markel Corp.	(1,850)	(1,213)
	Intercontinental
	Exchange Inc.	(6,400)	(1,209)
*	PHH Corp.	(52,400)	(1,204)
	UMB Financial Corp.	(18,500)	(1,173)
	Sterling Bancorp	(97,500)	(1,170)
	Marsh & McLennan
	Cos. Inc.	(22,100)	(1,145)
*	Alleghany Corp.	(2,600)	(1,139)
	Leucadia National Corp.	(43,200)	(1,133)
	Fidelity National
	Financial Inc. Class A	(34,500)	(1,130)
	Loews Corp.	(25,500)	(1,122)
	Bank of the Ozarks Inc.	(33,400)	(1,117)
	Hartford Financial Services
	Group Inc.	(30,500)	(1,092)
	Erie Indemnity Co. Class A	(14,500)	(1,091)
	Arthur J Gallagher & Co.	(23,400)	(1,090)
*	Texas Capital
	Bancshares Inc.	(20,200)	(1,090)
	Zions Bancorporation	(35,700)	(1,052)
	Mercury General Corp.	(22,300)	(1,049)
	BB&T Corp.	(26,500)	(1,045)
	CME Group Inc.	(14,500)	(1,029)
	T. Rowe Price Group Inc.	(11,300)	(954)
	Eaton Vance Corp.	(25,200)	(952)
	FirstMerit Corp.	(48,100)	(950)
	BOK Financial Corp.	(14,100)	(939)
	Charles Schwab Corp.	(34,800)	(937)
	New York Community
	Bancorp Inc.	(44,600)	(713)
	Cullen/Frost Bankers Inc.	(8,800)	(699)
	MetLife Inc.	(12,500)	(695)
	Solar Capital Ltd.	(24,900)	(530)
	Synovus Financial Corp.	(20,442)	(498)
	Raymond James
	Financial Inc.	(8,400)	(426)
	CNA Financial Corp.	(8,300)	(336)
	City National Corp.	(3,900)	(295)
	Union Bankshares Corp.	(9,000)	(231)
			(35,366)
Health Care (-9.5%)
*	Pacira Pharmaceuticals Inc.	(14,400)	(1,323)
*	Medidata Solutions Inc.	(30,800)	(1,319)
*	Community Health
	Systems Inc.	(28,600)	(1,298)

			Market
			Value
		Shares	($000)
*	Portola
	Pharmaceuticals Inc.	(43,900)	(1,281)
*	Synageva BioPharma Corp.	(12,000)	(1,258)
	Perrigo Co. plc	(8,200)	(1,195)
*	athenahealth Inc.	(9,400)	(1,176)
*	BioMarin
	Pharmaceutical Inc.	(18,800)	(1,169)
*	HMS Holdings Corp.	(53,600)	(1,094)
*	Allscripts Healthcare
	Solutions Inc.	(65,500)	(1,051)
*	Waters Corp.	(10,000)	(1,044)
*	Wright Medical Group Inc.	(32,800)	(1,030)
*	Tenet Healthcare Corp.	(21,600)	(1,014)
*	Catamaran Corp.	(22,800)	(1,007)
*	Volcano Corp.	(56,800)	(1,000)
	Patterson Cos. Inc.	(21,800)	(861)
*	Varian Medical Systems Inc.	(10,300)	(856)
*	Clovis Oncology Inc.	(20,300)	(841)
*	TESARO Inc.	(26,600)	(828)
	Baxter International Inc.	(11,300)	(817)
*	Pharmacyclics Inc.	(6,300)	(565)
	DENTSPLY International Inc.	(11,700)	(554)
*	Celldex Therapeutics Inc.	(21,800)	(356)
*	Intuitive Surgical Inc.	(600)	(247)
			(23,184)
Industrials (-17.8%)
*	XPO Logistics Inc.	(45,300)	(1,297)
*	IHS Inc. Class A	(9,500)	(1,289)
*	NCI Building Systems Inc.	(66,100)	(1,284)
*	Chart Industries Inc.	(15,400)	(1,274)
	Iron Mountain Inc.	(35,000)	(1,241)
*	Roadrunner Transportation
	Systems Inc.	(44,100)	(1,239)
*	DXP Enterprises Inc.	(16,200)	(1,224)
	Cubic Corp.	(27,200)	(1,211)
	Healthcare Services
	Group Inc.	(40,800)	(1,201)
*	Genesee & Wyoming Inc.
	Class A	(11,400)	(1,197)
	MSC Industrial Direct
	Co. Inc. Class A	(12,300)	(1,176)
	Heartland Express Inc.	(54,900)	(1,172)
*	Clean Harbors Inc.	(18,200)	(1,169)
	Kennametal Inc.	(25,200)	(1,166)
	Triumph Group Inc.	(16,600)	(1,159)
	CH Robinson
	Worldwide Inc.	(18,000)	(1,148)
	FedEx Corp.	(7,500)	(1,135)
*	UTi Worldwide Inc.	(109,300)	(1,130)
*	Jacobs Engineering
	Group Inc.	(21,000)	(1,119)
*	Stericycle Inc.	(9,400)	(1,113)
*	MRC Global Inc.	(39,000)	(1,103)
	Granite Construction Inc.	(30,500)	(1,097)
	Raven Industries Inc.	(33,100)	(1,097)
	Forward Air Corp.	(22,800)	(1,091)

Market Neutral Fund

			Market
			Value
		Shares	($000)
	JB Hunt Transport
	Services Inc.	(14,700)	(1,085)
	Fastenal Co.	(21,700)	(1,074)
	Roper Industries Inc.	(7,200)	(1,051)
	AZZ Inc.	(22,800)	(1,051)
	Precision Castparts Corp.	(3,900)	(984)
	TransDigm Group Inc.	(5,800)	(970)
*	WESCO International Inc.	(11,200)	(968)
*	Atlas Air Worldwide
	Holdings Inc.	(26,000)	(958)
*	Copart Inc.	(26,100)	(939)
*	DigitalGlobe Inc.	(33,400)	(929)
*	Advisory Board Co.	(17,800)	(922)
	Eaton Corp. plc	(11,800)	(911)
	Cummins Inc.	(5,100)	(787)
	KBR Inc.	(31,200)	(744)
	Xylem Inc.	(18,700)	(731)
*	Wesco Aircraft Holdings Inc.	(17,500)	(349)
	Waste Connections Inc.	(5,750)	(279)
	WW Grainger Inc.	(900)	(229)
			(43,293)
Information Technology (-18.9%)
*	ServiceNow Inc.	(21,400)	(1,326)
*	Palo Alto Networks Inc.	(15,800)	(1,325)
*	Stratasys Ltd.	(11,500)	(1,307)
*	Concur Technologies Inc.	(13,800)	(1,288)
*	Cornerstone
	OnDemand Inc.	(27,700)	(1,275)
*	salesforce.com inc	(21,780)	(1,265)
*	Equinix Inc.	(5,900)	(1,239)
	Corning Inc.	(56,100)	(1,231)
*	SunEdison Inc.	(54,000)	(1,220)
*	Twitter Inc.	(29,400)	(1,204)
	Analog Devices Inc.	(22,100)	(1,195)
	Altera Corp.	(34,300)	(1,192)
*	Dealertrack
	Technologies Inc.	(25,900)	(1,174)
	InterDigital Inc.	(24,500)	(1,171)
*	Fortinet Inc.	(46,400)	(1,166)
	Microchip Technology Inc.	(23,700)	(1,157)
	EMC Corp.	(43,500)	(1,146)
	Apple Inc.	(12,150)	(1,129)
*	Nuance
	Communications Inc.	(58,900)	(1,106)
	Solera Holdings Inc.	(16,300)	(1,095)
	FLIR Systems Inc.	(31,400)	(1,090)
*	ViaSat Inc.	(18,700)	(1,084)
*	II-VI Inc.	(73,400)	(1,061)
*	Trimble Navigation Ltd.	(28,400)	(1,049)
*	Cree Inc.	(20,000)	(999)
*	Workday Inc. Class A	(10,700)	(962)
*	Bottomline
	Technologies de Inc.	(32,100)	(960)
*	Marketo Inc.	(32,900)	(957)
*	Rackspace Hosting Inc.	(27,300)	(919)

			Market
			Value
		Shares	($000)
*	Informatica Corp.	(25,500)	(909)
	AVX Corp.	(66,700)	(886)
*	Citrix Systems Inc.	(14,000)	(876)
*	Splunk Inc.	(15,000)	(830)
*	Bankrate Inc.	(46,160)	(810)
*	BroadSoft Inc.	(29,600)	(781)
*	Teradata Corp.	(19,400)	(780)
	MKS Instruments Inc.	(24,900)	(778)
	Tessera Technologies Inc.	(33,500)	(740)
*	SolarWinds Inc.	(18,100)	(700)
	Avago Technologies Ltd.
	Class A	(9,400)	(677)
*	Cognex Corp.	(17,600)	(676)
*	FleetCor Technologies Inc.	(4,950)	(652)
*	Qlik Technologies Inc.	(28,600)	(647)
	QUALCOMM Inc.	(8,000)	(634)
	Visa Inc. Class A	(2,900)	(611)
	Maxim Integrated
	Products Inc.	(15,300)	(517)
	j2 Global Inc.	(5,400)	(275)
			(46,071)
Materials (-6.9%)
	Allegheny Technologies Inc.	(28,800)	(1,299)
*	Flotek Industries Inc.	(39,900)	(1,283)
*	SunCoke Energy Inc.	(59,000)	(1,268)
*	Coeur Mining Inc.	(135,900)	(1,248)
	Royal Gold Inc.	(16,350)	(1,245)
*	Boise Cascade Co.	(41,600)	(1,191)
*	WR Grace & Co.	(12,200)	(1,153)
	Southern Copper Corp.	(37,950)	(1,153)
	Freeport-McMoRan
	Copper & Gold Inc.	(31,200)	(1,139)
	Air Products &
	Chemicals Inc.	(8,650)	(1,113)
	Mosaic Co.	(21,000)	(1,038)
	Praxair Inc.	(7,600)	(1,010)
	FMC Corp.	(13,800)	(982)
	Nucor Corp.	(17,300)	(852)
	Innophos Holdings Inc.	(10,088)	(581)
	Newmont Mining Corp.	(12,400)	(315)
			(16,870)
Telecommunication Services (-0.5%)
*	SBA Communications
	Corp. Class A	(12,310)	(1,259)
			(1,259)
Utilities (-3.6%)
	ALLETE Inc.	(23,300)	(1,196)
	Pattern Energy Group Inc.
	Class A	(35,900)	(1,189)
	Southern Co.	(25,800)	(1,171)
*	Calpine Corp.	(47,200)	(1,124)
	South Jersey Industries Inc.	(18,400)	(1,112)
	Laclede Group Inc.	(22,700)	(1,102)
	FirstEnergy Corp.	(26,100)	(906)
*	Dynegy Inc. Class A	(13,800)	(480)

Market Neutral Fund

		Market
		Value
	Shares	($000)
American Water
Works Co. Inc.	(6,500)	(321)
ITC Holdings Corp.	(6,900)	(252)
		(8,853)
Total Common Stocks Sold Short
(Proceeds $211,732)		(237,658)
Temporary Cash Investment (6.4%)
Money Market Fund (6.4%)
1 Vanguard Market
Liquidity Fund, 0.111%
(Cost $15,635)	15,634,630	15,635
† Other Assets and Liabilities—
Net (93.8%)		228,588
Net Assets (100%)		243,730

Amount
($000)
Statement of Assets and Liabilities
Assets
Investment in Securities,
Long Positions, at Value
Unaffiliated Issuers	237,165
Affiliated Vanguard Funds	15,635
Total Long Positions	252,800
Cash Segregated for Short Positions	227,689
Receivables for Securities Sold	11,888
Other Assets	648
Total Assets	493,025
Liabilities
Securities Sold Short, at Value	237,658
Payables for Securities Purchased	11,276
Other Liabilities	361
Total Liabilities	249,295
Net Assets (100%)	243,730

At June 30, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	236,753
Accumulated Net Investment Losses	(652)
Accumulated Net Realized Losses	(21,057)
Unrealized Appreciation (Depreciation)
Investment Securities—Long Positions	54,612
Investment Securities Sold Short	(25,926)
Net Assets	243,730

Investor Shares—Net Assets
Applicable to 18,185,764 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	206,292
Net Asset Value Per Share—
Investor Shares	$11.34

Institutional Shares—Net Assets
Applicable to 3,316,398 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	37,438
Net Asset Value Per Share—
Institutional Shares	$11.29

See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Long security positions with a value of $145,126,000 and cash of $227,689,000 are held in a segregated account at the fund’s custodian bank and pledged to a broker-dealer as collateral for the fund’s obligation to return borrowed securities. For so long as such obligations continue, the fund’s access to these assets is subject to authorization from the broker-dealer.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Market Neutral Fund

Statement of Operations

Six Months Ended
June 30, 2014
($000)
Investment Income
Income
Dividends	1,352
Interest[1]	2
Total Income	1,354
Expenses
The Vanguard Group—Note B
Investment Advisory Services	99
Management and Administrative—Investor Shares	112
Management and Administrative—Institutional Shares	4
Marketing and Distribution—Investor Shares	23
Marketing and Distribution—Institutional Shares	5
Custodian Fees	13
Shareholders’ Reports—Investor Shares	1
Shareholders’ Reports—Institutional Shares	—
Dividend Expense on Securities Sold Short	1,442
Borrowing Expense on Securities Sold Short	202
Total Expenses	1,901
Net Investment Income (Loss)	(547)
Realized Net Gain (Loss)
Investment Securities—Long Positions	19,619
Investment Securities Sold Short	(13,170)
Realized Net Gain (Loss)	6,449
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Long Positions	(1,663)
Investment Securities Sold Short	1,909
Change in Unrealized Appreciation (Depreciation)	246
Net Increase (Decrease) in Net Assets Resulting from Operations	6,148
1 Interest income from an affiliated company of the fund was $2,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Market Neutral Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2014	2013
	($000)	($000)
Increase (Decrease) In Net Assets
Operations
Net Investment Income (Loss)	(547)	(88)
Realized Net Gain (Loss)	6,449	8,423
Change in Unrealized Appreciation (Depreciation)	246	9,099
Net Increase (Decrease) in Net Assets Resulting from Operations	6,148	17,434
Distributions
Net Investment Income
Investor Shares	—	(33)
Institutional Shares	—	(8)
Realized Capital Gain
Investor Shares	—	—
Institutional Shares	—	—
Return of Capital
Investor Shares	—	(16)
Institutional Shares	—	(4)
Total Distributions	—	(61)
Capital Share Transactions
Investor Shares	27,529	7,869
Institutional Shares	1,251	1,333
Net Increase (Decrease) from Capital Share Transactions	28,780	9,202
Total Increase (Decrease)	34,928	26,575
Net Assets
Beginning of Period	208,802	182,227
End of Period[1]	243,730	208,802
1 Net Assets—End of Period includes accumulated net investment losses of ($652,000) and ($105,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Market Neutral Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.03	$10.16	$10.36	$9.61	$9.71	$10.97
Investment Operations
Net Investment Income (Loss)	(.025)	(.007)	.045	(.024)	(.038)[1]	(.105)
Net Realized and Unrealized Gain (Loss)
on Investments[2]	.335	.880	(.200)	.774	(.062)	(1.143)
Total from Investment Operations	.310	.873	(.155)	.750	(.100)	(1.248)
Distributions
Dividends from Net Investment Income	—	(.002)	(.045)	—	—	(.012)
Distributions from Realized Capital Gains —		—	—	—	—	—
Return of Capital	—	(.001)	—	—	—	—
Total Distributions	—	(.003)	(.045)	—	—	(.012)
Net Asset Value, End of Period	$11.34	$11.03	$10.16	$10.36	$9.61	$9.71

Total Return[3]	2.81%	8.59%	-1.50%	7.80%	-1.03%	-11.38%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$206	$174	$151	$158	$116	$53
Ratio of Expenses to Average Net Assets
Based on Total Expenses[4,5]	1.74%	1.57%	1.88%	1.69%	1.84%	2.80%
Net of Dividend and Borrowing Expense
on Securities Sold Short[4]	0.25%	0.25%	0.25%	0.25%	0.30%	0.39%
Ratio of Net Investment Income (Loss)
to Average Net Assets	(0.51%)	(0.06%)	0.44%	(0.22%)	(0.38%)	(0.97%)
Portfolio Turnover Rate	73%	68%	89%	91%	153%	142%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Includes increases from redemption fees of $.00, $.00, $.00, $.00, $.00, and $.04. Effective May 23, 2012, the redemption fee was eliminated.
3 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
4 Includes performance-based advisory fee increases (decreases) of (0.07%) for fiscal 2010 and (0.10%) for fiscal 2009. Performance-based investment advisory fees did not apply after fiscal 2010.
5 Includes 2014 dividend and borrowing expense on securities sold short of 1.31% and 0.18%, respectively. Includes 2013 dividend and borrowing expense on securities sold short of 1.18% and 0.14%, respectively. Includes 2012 dividend and borrowing expense on securities sold short of 1.52% and 0.11%, respectively. Includes 2011 dividend and borrowing expense on securities sold short of 1.30% and 0.14%, respectively. Includes 2010 dividend and borrowing expense on securities sold short of 1.49% and 0.05%, respectively. Includes 2009 dividend and borrowing expense on securities sold short of 1.42% and 0.99%, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Market Neutral Fund

Financial Highlights

Institutional Shares
Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$10.97	$10.10	$10.33	$9.57	$9.66	$10.90
Investment Operations
Net Investment Income (Loss)	(.020)	.006	.071	(.010)	(.015)[1]	(.093)
Net Realized and Unrealized Gain (Loss)
on Investments[2]	.340	.868	(.215)	.770	(.075)	(1.139)
Total from Investment Operations	.320	.874	(.144)	.760	(.090)	(1.232)
Distributions
Dividends from Net Investment Income	—	(.003)	(.086)	—	—	(.008)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Return of Capital	—	(.001)	—	—	—	—
Total Distributions	—	(.004)	(.086)	—	—	(.008)
Net Asset Value, End of Period	$11.29	$10.97	$10.10	$10.33	$9.57	$9.66

Total Return[3]	2.92%	8.66%	-1.39%	7.94%	-0.93%	-11.31%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$37	$35	$31	$16	$3	$16
Ratio of Expenses to Average Net Assets
Based on Total Expenses[4,5]	1.64%	1.47%	1.78%	1.59%	1.74%	2.73%
Net of Dividend and Borrowing Expense
on Securities Sold Short[4]	0.15%	0.15%	0.15%	0.15%	0.20%	0.32%
Ratio of Net Investment Income (Loss)
to Average Net Assets	(0.41%)	0.04%	0.54%	(0.12%)	(0.28%)	(0.90%)
Portfolio Turnover Rate	73%	68%	89%	91%	153%	142%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Includes increases from redemption fees of $.00, $.00, $.00, $.00, $.00, and $.03. Effective May 23, 2012, the redemption fee was eliminated.
3 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
4 Includes performance-based advisory fee increases (decreases) of (0.07%) for fiscal 2010 and (0.10%) for fiscal 2009. Performance-based investment advisory fees did not apply after fiscal 2010.
5 Includes 2014 dividend and borrowing expense on securities sold short of 1.31% and 0.18%, respectively. Includes 2013 dividend and borrowing expense on securities sold short of 1.18% and 0.14%, respectively. Includes 2012 dividend and borrowing expense on securities sold short of 1.52% and 0.11%, respectively. Includes 2011 dividend and borrowing expense on securities sold short of 1.30% and 0.14%, respectively. Includes 2010 dividend and borrowing expense on securities sold short of 1.49% and 0.05%, respectively. Includes 2009 dividend and borrowing expense on securities sold short of 1.42% and 0.99%, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Market Neutral Fund

Notes to Financial Statements

Vanguard Market Neutral Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Short Sales: Short sales are the sales of securities that the fund does not own. The fund sells a security it does not own in anticipation of a decline in the value of that security. In order to deliver the security to the purchaser, the fund borrows the security from a broker-dealer. The fund must segregate, as collateral for its obligation to return the borrowed security, an amount of cash and long security positions at least equal to the market value of the security sold short. This results in the fund holding a significant portion of its assets in cash. The fund later closes out the position by returning the security to the lender, typically by purchasing the security in the open market. A gain, limited to the price at which the fund sold the security short, or a loss, theoretically unlimited in size, is recognized upon the termination of the short sale. The fund may receive a portion of the income from the investment of collateral, or be charged a fee on borrowed securities, based on the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The net amounts of income or fees are recorded as interest income (for net income received) or borrowing expense on securities sold short (for net fees charged) on the Statement of Operations. Dividends on securities sold short are reported as an expense in the Statement of Operations.

Cash collateral segregated for securities sold short is recorded as an asset in the Statement of Assets and Liabilities. Long security positions segregated as collateral are shown in the Statement of Net Assets.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2010–2013), and for the period ended June 30, 2014, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of

Market Neutral Fund

trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at June 30, 2014, or at any time during the period then ended.

6. Other: Dividend income (or dividend expense on short positions) is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund on methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2014, the fund had contributed capital of $24,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At June 30, 2014, 100% of the market value of the fund’s investments was based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2013, the fund had available capital losses totaling $27,320,000 to offset future net capital gains. Of this amount, $24,465,000 is subject to expiration dates; $19,593,000 may be used to offset future net capital gains through December 31, 2017, and $4,872,000 through December 31, 2018. Capital losses of $2,855,000 realized beginning in fiscal 2011 may be carried

Market Neutral Fund

forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. The fund will use these capital losses to offset net taxable gains, if any, realized during the year ended December 31, 2014; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At June 30, 2014, the cost of long security positions for tax purposes was $198,188,000. Net unrealized appreciation of long security positions for tax purposes was $54,612,000, consisting of unrealized gains of $56,216,000 on securities that had risen in value since their purchase and $1,604,000 in unrealized losses on securities that had fallen in value since their purchase. Tax-basis net unrealized depreciation on securities sold short was $25,926,000, consisting of unrealized gains of $7,918,000 on securities that had fallen in value since their sale and $33,844,000 in unrealized losses on securities that had risen in value since their sale.

E. During the six months ended June 30, 2014, the fund purchased $97,377,000 of investment securities and sold $79,218,000 of investment securities, other than temporary cash investments. The proceeds of short sales and the cost of purchases to cover short sales were $107,467,000 and $82,387,000 respectively.

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		June 30, 2014	December 31, 2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	36,034	3,204	79,310	7,510
Issued in Lieu of Cash Distributions	—	—	49	5
Redeemed	(8,505)	(766)	(71,490)	(6,637)
Net Increase (Decrease)—Investor Shares	27,529	2,438	7,869	878
Institutional Shares
Issued	1,301	115	3,557	335
Issued in Lieu of Cash Distributions	—	—	12	1
Redeemed	(50)	(4)	(2,236)	(212)
Net Increase (Decrease)—Institutional Shares	1,251	111	1,333	124

At June 30, 2014, the Vanguard Managed Payout Fund was the record or beneficial owner of 63% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

G. Management has determined that no material events or transactions occurred subsequent to June 30, 2014, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended June 30, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Market Neutral Fund	12/31/2013	6/30/2014	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,028.11	$8.75
Institutional Shares	1,000.00	1,029.17	8.25
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,016.17	$8.70
Institutional Shares	1,000.00	1,016.66	8.20

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 1.74% for Investor Shares and 1.64% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Market Neutral Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard’s Equity Investment Group—through its Quantitative Equity Group—serves as the investment advisor for the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management services since Vanguard began managing the fund in 2007 and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was reasonable compared with the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was well below the peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
IndependentTrustees	Bioethical Issues.

Emerson U. Fullwood	JoAnn Heffernan Heisen
Born 1948. Trustee Since January 2008. Principal	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Executive	Occupation(s) During the Past Five Years: Corporate
Chief Staff and Marketing Officer for North America	Vice President and Chief Global Diversity Officer
and Corporate Vice President (retired 2008) of Xerox	(retired 2008) and Member of the Executive
Corporation (document management products and	Committee (1997–2008) of Johnson & Johnson
services); Executive in Residence and 2009–2010	(pharmaceuticals/medical devices/consumer
Distinguished Minett Professor at the Rochester	products); Director of Skytop Lodge Corporation
Institute of Technology; Director of SPX Corporation	(hotels), the University Medical Center at Princeton,
(multi-industry manufacturing), the United Way of	the Robert Wood Johnson Foundation, and the Center
Rochester, Amerigroup Corporation (managed health	for Talent Innovation; Member of the Advisory Board
care), the University of Rochester Medical Center,	of the Maxwell School of Citizenship and Public Affairs
Monroe Community College Foundation, and North	at Syracuse University.
Carolina A&T University.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer (retired 2009) of Cummins
Chairman and Chief Executive Officer (retired 2009)	Inc. (industrial machinery); Chairman of the Board
and President (2006–2008) of Rohm and Haas Co.	of Hillenbrand, Inc. (specialized consumer services),
(chemicals); Director of Tyco International, Ltd.	and of Oxfam America; Director of SKF AB (industrial
(diversified manufacturing and services), Hewlett-	machinery), Hyster-Yale Materials Handling, Inc.
Packard Co. (electronic computer manufacturing),	(forklift trucks), the Lumina Foundation for Education,

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Trustee of
Colby-Sawyer College; Member of the Advisory Board	Founder
of the Norris Cotton Cancer Center and of the Advisory
Board of the Parthenon Group (strategy consulting).	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6342 082014

Item 2: Code of Ethics.

Not Applicable.

Item 3:

Not Applicable.

Item 4: Principal Accountant Fees and Services.

Not. Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MONTGOMERY FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: August 20, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MONTGOMERY FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: August 20, 2014
VANGUARD MONTGOMERY FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: August 20, 2014

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number
2-17620, Incorporated by Reference.